Stock-based compensation	12 Months Ended
Dec. 31, 2025
Share-Based Payment Arrangement [Abstract]
Stock-based compensation	Stock-based compensation
Our Long-Term Incentive Plans provide for the issuance of restricted stock, restricted stock units (“RSUs”) and other stock-based awards to employees and directors of BNY. At Dec. 31, 2025, under the Long-Term Incentive Plan approved in April 2023, we may issue 30,399,477 new stock-based awards. Stock-based compensation expense related to retirement eligibility vesting totaled $108 million in 2025, $77 million in 2024 and $81 million in 2023.

RSUs and Performance share units

RSUs are granted under our long-term incentive plans at no cost to the recipient. These awards are subject to forfeiture until certain restrictions have lapsed, including continued employment, for a specified period. An RSU entitles the recipient to receive a share of common stock after the applicable restrictions lapse. The recipient generally is entitled to receive cash payments equivalent to any dividends paid on the underlying common stock during the period the RSU is outstanding but does not receive voting rights. The cash dividends are paid at the time of vesting.

The fair value of RSUs is equal to the fair market value of our common stock on the date of grant. The expense is recognized over the vesting period, which is generally zero to four years. The total compensation expense recognized for RSUs was $508 million in 2025, $386 million in 2024 and $332 million in 2023. The total income tax benefit recognized in the consolidated income statement related to compensation costs was $102 million in 2025, $92 million in 2024 and $79 million in 2023.

BNY’s Executive Committee members were granted a target award of 795,306 performance share units (“PSUs”) in 2025, 851,939 in 2024 and 577,549 in 2023. The Executive Committee PSUs will vest based on two separate and distinct measurements, a performance condition and a market condition split 70% based on return on tangible common shareholders’ equity (“ROTCE”) and 30% on Total Shareholder Return (“TSR”). The ROTCE portion was measured based on the fair market value on the date of the grant, while the TSR portion was valued using a Monte Carlo simulation method. Each condition only impacts its applicable portion (70%/30%) of the total PSU award. The performance and market conditions are measured after three years to determine the final percentage of the total PSUs to vest. The final total amount of vested PSUs will be the sum of the two separate and distinct performance and market-based portions of the PSU awards, but will be capped at 150% of the total PSUs awarded. The ultimate payout is subject to the discretion of the Human Resources and Compensation Committee. These awards are classified as equity and the ROTCE portion is marked-to-market to earnings as a result of this discretion. The TSR portion of the award contains a market condition, and as a result the grant date fair value is recognized over the service period unless the requisite service is not rendered.
The following table summarizes our non-vested PSU and RSU activity for 2025.

Non-vested PSU and RSU activity	Number of shares (a)	Weighted-average fair value at grant date
Non-vested PSUs and RSUs at Dec. 31, 2024	17,460,278	$54.49
Granted	6,473,919	86.80
Vested	(6,983,868)	54.28
Forfeited	(655,109)	66.08
Non-vested PSUs and RSUs at Dec. 31, 2025	16,295,220	$66.95
(a)    Includes dividend shares earned on the Executive Committee PSUs and Board of Director’s stock awards.

As of Dec. 31, 2025, $502 million of total unrecognized compensation costs related to non-vested PSUs and RSUs is expected to be recognized over a weighted-average period of 2.2 years.

The total fair value of RSUs and PSUs that vested was $402 million in 2025, $347 million in 2024 and $305 million in 2023. The actual excess tax benefit realized for the tax deductions from shares vested totaled $47 million in 2025, $7 million in 2024 and $3 million in 2023. The tax impacts were recognized in the provision for income taxes.

Subsidiary Long-Term Incentive Plans

BNY also has several subsidiary Long-Term Incentive Plans which have issued restricted subsidiary shares to certain employees. These share awards are subject to forfeiture until certain restrictions have lapsed, including continued employment for a specified period of time. The shares are generally non-voting and non-dividend paying. Once the restrictions lapse, which generally occurs in three to five years, the shares can only be sold, at the option of the employee, to BNY at a price based generally on the fair value of the subsidiary at the time of repurchase. In certain instances, BNY has an election to call the shares.

Stock options

Our Long-Term Incentive Plans provide for the issuance of stock options at fair market value at the date of grant to officers and employees of BNY. Stock options of 869,263 and an exercise price of $115.93 were granted in 2025 with exercise dates of five and six years after the date of the grant. No stock options were granted in 2024 or 2023. Stock options of 869,263 were outstanding at Dec. 31, 2025. No stock options were outstanding at Dec. 31, 2024 or Dec. 31, 2023.

The Black-Scholes valuation model was used to calculate a fair value of $28.76 for our options as of the grant date. The model requires the use of subjective assumptions including expected volatility and expected lives of the options. BNY calculated an expected volatility of 30.23% based on the historical volatility, expected life of six years, risk-free rate of 3.83% and dividend yield of 1.83%.

The total grant date fair value of stock options granted during 2025 was $25 million and had an aggregate intrinsic value of less than $1 million as of Dec. 31, 2025. As of Dec. 31, 2025, $25 million of total unrecognized compensation cost is expected to be recognized over a weighted average period of six years.

Compensation costs for stock options recorded to income were less than $1 million in 2025. There was no income tax benefit recognized in the consolidated income statement related to compensation costs for stock options in 2025. There were no compensation costs in 2024 or 2023.